New Mountain Finance Corporation Announces Financial Results for the Quarter Ended September 30, 2025

Reports Third Quarter Net Investment Income of $0.32 per Share and Declares a Fourth Quarter Distribution of $0.32 per Share

NEW YORK--(BUSINESS WIRE) — November 3, 2025 -- New Mountain Finance Corporation (NASDAQ: NMFC) (“New Mountain,” “New Mountain Finance” or the “Company”) today announced its financial results for the quarter ended September 30, 2025.
Third Quarter and Recent Highlights1
•Net investment income of $33.9 million, or $0.32 per weighted average share
•Net asset value of $12.06 per share compared to $12.21 per share as of June 30, 2025
•~95% of the portfolio is rated green on our internal heatmap
•Increased senior oriented asset mix to 80%, compared to 75% as of September 30, 2024
•Utilized the full amount of the original $50 million stock repurchase plan
•Established a new stock repurchase plan authorizing the repurchase of up to $100 million worth of common shares, which reflects a doubling in capacity compared to the original stock repurchase plan
•Exploring a secondary portfolio sale of up to $500 million of assets to further NMFC's strategic initiatives around reducing PIK income, diversifying the portfolio and enhancing financial flexibility
•Declared a fourth quarter 2025 distribution of $0.32 per share, payable on December 31, 2025, to holders of record as of December 17, 2025

($ in millions, except per share data)	Q3 2025	Q3 2024
Net Investment Income per Weighted Average Share	$0.32	$0.33
Non-recurring Adjustments[2]	—	0.01
Net Adjusted Investment Income[2] per Weighted Average Share	$0.32	$0.34
Regular & Supplemental Dividends Paid per Share in Quarter	$0.32	$0.34
Annualized Dividend Yield[3]	13.2%	11.9%

	September 30, 2025	June 30, 2025
Investment Portfolio[4]	$2,957.1	$3,014.2
NAV per Share	$12.06	$12.21
Statutory Debt/Equity[5]	1.26x	1.17x
Statutory Debt/Equity (Net of Available Cash)[5]	1.23x	1.13x
Management Comments on Third Quarter Performance
“In Q3, NMFC once again covered its dividend, despite tight credit spreads in the market generally," said Steven B. Klinsky, NMFC Chairman and New Mountain Capital CEO. “We are major shareholders personally as well as managers, and we remain committed to maintaining credit discipline and serving our fellow share owners.”
John R. Kline, NMFC CEO, added: “NMFC maintained consistent credit performance in Q3, with approximately 95% of the portfolio rated green. Looking ahead, we remain confident in NMFC’s ability to deliver consistent enhanced yield with a strong margin of safety. We continue to believe in the fundamentals of our portfolio and long-term strategy, as demonstrated by our repurchase of $27.6 million of shares in the quarter.”

Portfolio and Investment Activity4
As of September 30, 2025, the Company’s NAV1 was $1,256.6 million and its portfolio had a fair value of $2,957.1 million of investments in 127 portfolio companies, with a weighted average YTM at Cost6 of approximately 10.4%. For the three months ended September 30, 2025, the Company originated $127.3 million of investments7, offset by $177.1 million of repayments7.
Portfolio and Asset Quality
NMFC’s mandate is to primarily target businesses in the middle market that, consistent with New Mountain’s private equity platform, are high quality, defensive growth companies in industries that are well-researched by New Mountain. The Company’s focus is on defensive growth businesses that generally exhibit the following characteristics: (i) acyclicality, (ii) sustainable secular growth drivers, (iii) niche market dominance and high barriers to competitive entry, (iv) recurring revenue and strong free cash flow, (v) flexible cost structures and (vi) seasoned management teams.

Portfolio Industry Composition based on Fair Value8

Software		Business Services
ERP	9.0%	Misc Services	4.2%
Human Capital Management	5.2%	Real Estate Services	4.1%
Finance & Accounting	4.6%	Engineering & Consulting Services	3.9%
Governance, Risk & Compliance	4.1%	Insurance & Benefits Services	2.8%
Ecommerce & Logistics	3.8%	Digital Transformation	2.4%
IT Infrastructure & Security	3.7%	Utility Services	1.6%
Integrated Payments	1.6%	Data & Information Services	1.1%
		MRO Services	0.8%
Total Software	32.0%	Total Business Services	20.9%

Healthcare		Other Industries
Healthcare Services	11.1%	Consumer Services	7.3%
Healthcare Software	2.9%	Education	5.9%
Pharma Services	1.8%	Distribution & Logistics	4.6%
Tech-Enabled Healthcare	0.8%	Financial Services	4.2%
Healthcare Products	0.2%	Packaging	2.8%
		Other	5.5%
Total Healthcare	16.8%	Total Other Industries	30.3%
The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry, or the macroeconomic environment that may alter any material element of the Company’s original investment strategy. As described more fully in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the portfolio monitoring procedures are designed to provide a simple, yet comprehensive analysis of the Company’s portfolio companies based on their operating performance and underlying business characteristics, which in turn forms the basis of its Risk Rating. The Risk Rating is expressed in categories of Green, Yellow, Orange and Red with Green reflecting an investment that is in-line with or above expectations and Red reflecting an investment performing materially below expectations.

The following table shows the Risk Rating of the Company’s portfolio companies as of September 30, 2025:

(in millions)	As of September 30, 2025
Risk Rating	Cost	Percent	Fair Value	Percent	Weighted Average Mark
Green[9]	$2,843.0	92.0%	$2,796.6	94.5%	98.6%
Yellow[4]	83.9	2.7%	55.1	1.9%	65.6%
Orange	143.6	4.6%	91.7	3.1%	71.7%
Red	21.8	0.7%	13.7	0.5%	62.6%
Total	$3,092.3	100.0%	$2,957.1	100.0%

As of September 30, 2025, nearly all investments in the Company’s portfolio had a Green Risk Rating, with the exception of five portfolio companies that had a Yellow Risk Rating, nine portfolio companies that had an Orange Risk Rating and one portfolio company that had a Red Risk Rating.
The following table shows the Company’s investment portfolio composition as of September 30, 2025:

(in millions)
Investment Portfolio Composition	September 30, 2025	Percent of Total
First Lien	$1,989.3	67.3%
Senior Loan Funds (SLP III & SLP IV) & NMNLC	387.3	13.1%
Second Lien[4]	111.6	3.8%
Subordinated	111.0	3.8%
Preferred Equity	229.0	7.7%
Common Equity and Other[10]	128.9	4.3%
Total	$2,957.1	100.0%
Liquidity and Capital Resources
As of September 30, 2025, the Company had cash and cash equivalents of $63.7 million and total statutory debt outstanding of $1,588.9 million5. The Company's statutory debt to equity was 1.26x (or 1.23x net of available cash) as of September 30, 2025. Additionally, the Company had $196.2 million of SBA-guaranteed debentures outstanding as of September 30, 2025. As of September 30, 2025, the Company had $1,018.0 million of available capacity on its Holdings Credit Facility, NMFC Credit Facility and Unsecured Management Company Revolver. Subsequent to quarter-end, the Company repaid the 2022 Convertible Notes at maturity.
Third Quarter 2025 Conference Call
New Mountain Finance Corporation will host an earnings conference call and webcast at 10:00 am Eastern Time on Tuesday, November 4, 2025. To participate in the live earning conference call, please use the following dial-in numbers or visit the audio webcast link. To avoid any delays, please join at least fifteen minutes prior to the start of the call.
•United States: +1 (877) 443-9109
•International: +1 (412) 317-1082
•Live Audio Webcast
A replay of the conference call can be accessed one hour after the end of the conference call through February 4, 2026. The full webcast replay will be available through November 4, 2026. To access the earnings webcast replay please visit the New Mountain Investor Relations website.
•United States: +1 (877) 344-7529
•International: +1 (412) 317-0088
•Access Code: 1651694

For additional details related to the quarter ended September 30, 2025, please refer to the New Mountain Finance Corporation Quarterly Report on Form 10-Q filed with the SEC and the supplemental investor presentation which can be found on the Company's website at http://www.newmountainfinance.com.

(1)Excludes non-controlling interest in New Mountain Net Lease Corporation (“NMNLC”).
(2)Adjusted net investment income for Q3 2024 includes $1.2 million of net accelerated deferred financing costs related to the termination of the DB Credit Facility and a corresponding incentive fee adjustment.
(3)Dividend yield calculation uses the closing stock price of $9.67 on October 31, 2025 and $11.44 on October 28, 2024 and includes regular dividends for Q3 2025 and regular and supplemental dividends for Q3 2024.
(4)Includes collateral for securities purchased under collateralized agreements to resell.
(5)Excludes the Company’s United States Small Business Administration (“SBA”) guaranteed debentures.
(6)References to “YTM at Cost” assume the accruing investments, including secured collateralized agreements, in the Company's portfolio as of a certain date, the ‘‘Portfolio Date’’, are purchased at cost on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the Sterling Overnight Interbank Average Rate ("SONIA”), Euro Interbank Offered Rate ("EURIBOR") and Secured Overnight Financing Rate (“SOFR”) curves at each quarter’s respective end date. The actual yield to maturity may be higher or lower due to the future selection of SONIA, EURIBOR and SOFR contracts by the individual companies in the Company’s portfolio or other factors.
(7)Originations exclude payment-in-kind (“PIK”); originations, repayments, and sales exclude revolvers, unfunded commitments, bridges, return of capital, and realized gains / losses.
(8)Excludes NMFC Senior Loan Program III LLC ("SLP III"), NMFC Senior Loan Program IV LLC ("SLP IV") and NMNLC.
(9)Includes investments held in NMNLC.
(10)Includes investments classified as structured finance obligations.

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	September 30, 2025	December 31, 2024
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $2,224,517 and $2,298,083, respectively)	$2,173,373	$2,277,352
Non-controlled/affiliated investments (cost of $129,720 and $124,254, respectively)	94,686	112,776
Controlled investments (cost of $708,084 and $679,587, respectively)	675,560	700,896
Total investments at fair value (cost of $3,062,321 and $3,101,924, respectively)	2,943,619	3,091,024
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	13,500	13,500
Cash and cash equivalents	63,684	80,320
Interest and dividend receivable	44,169	42,379
Derivative asset at fair value	5,834	—
Receivable from affiliates	334	213
Other assets	17,769	19,265
Total assets	$3,088,909	$3,246,701
Liabilities
Borrowings
Unsecured Notes	$990,999	$978,503
Holdings Credit Facility	308,063	294,363
2022 Convertible Notes	258,782	260,091
SBA-guaranteed debentures	196,205	300,000
NMFC Credit Facility	31,032	27,944
Deferred financing costs (net of accumulated amortization of $48,017 and $63,971, respectively)	(19,698)	(24,191)
Net borrowings	1,765,383	1,836,710
Interest payable	18,072	17,109
Payable to broker	13,460	3,230
Payable for unsettled securities purchased	10,412	—
Management fee payable	9,619	10,467
Incentive fee payable	2,801	8,625
Deferred tax liability	1,478	1,410
Derivative liability at fair value	821	7,423
Other liabilities	4,197	2,436
Total liabilities	1,826,243	1,887,410
Commitments and contingencies
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 107,851,929 and 107,851,415 shares issued, respectively, and 104,189,336 and 107,851,415 shares outstanding, respectively	1,079	1,079
Paid in capital in excess of par	1,365,849	1,365,852
Treasury stock at cost, 3,662,593 and 0 shares held, respectively	(37,253)	—
Accumulated undistributed earnings	(73,049)	(13,592)
Total net assets of New Mountain Finance Corporation	$1,256,626	$1,353,339
Non-controlling interest in New Mountain Net Lease Corporation	6,040	5,952
Total net assets	$1,262,666	$1,359,291
Total liabilities and net assets	$3,088,909	$3,246,701
Number of shares outstanding	104,189,336	107,851,415
Net asset value per share of New Mountain Finance Corporation	$12.06	$12.55

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Investment income
From non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind ("PIK") interest income)	$49,811	$61,788	$155,508	$175,608
PIK interest income	2,968	4,340	8,812	13,460
Dividend income	179	185	1,242	2,762
Non-cash dividend income	4,026	5,077	12,432	14,558
Other income	1,436	1,454	3,640	6,345
From non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	322	349	989	1,093
PIK interest income	1,132	971	3,176	2,680
Non-cash dividend income	304	1,593	2,279	4,211
Other income	63	63	188	188
From controlled investments:
Interest income (excluding PIK interest income)	1,665	1,651	5,172	4,395
PIK interest income	3,505	3,739	10,093	11,595
Dividend income	11,818	11,789	36,199	36,812
Non-cash dividend income	2,925	1,649	7,374	4,715
Other income	375	679	2,578	2,049
Total investment income	80,529	95,327	249,682	280,471
Expenses
Interest and other financing expenses	31,720	37,661	94,232	101,790
Management fee	9,619	11,700	29,611	34,048
Incentive fee	7,345	8,821	23,563	27,760
Professional fees	924	1,019	3,413	3,213
Administrative expenses	916	1,059	3,204	3,135
Other general and administrative expenses	478	531	1,325	1,523
Total expenses	51,002	60,791	155,348	171,469
Less: management and incentive fees waived	(4,544)	(970)	(8,952)	(2,732)
Net expenses	46,458	59,821	146,396	168,737
Net investment income before income taxes	34,071	35,506	103,286	111,734
Income tax expense	29	118	18	353
Net investment income	34,042	35,388	103,268	111,381
Net realized (losses) gains:
Non-controlled/non-affiliated investments	8	(75)	12,324	(46,899)
Controlled investments	1	(456)	38,899	3,375
Foreign currency	—	(1,455)	—	(1,455)
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(8,977)	419	(33,783)	56,474
Non-controlled/affiliated investments	(9,736)	(7,853)	(23,555)	(34,396)
Controlled investments	(2,851)	(4,260)	(53,833)	(243)
Securities purchased under collateralized agreements to resell	—	—	—	(3,000)
New Mountain Net Lease Corporation	—	1,533	—	1,533
Foreign currency	(120)	1,690	482	1,796
Provision for taxes	(25)	(1,037)	(68)	(1,804)
Net realized and unrealized losses	(21,700)	(11,494)	(59,534)	(24,619)
Net increase in net assets resulting from operations	12,342	23,894	43,734	86,762

Less: Net increase in net assets resulting from operations related to non-controlling interest in New Mountain Net Lease Corporation	(153)	(5)	(358)	(994)
Net increase in net assets resulting from operations related to New Mountain Finance Corporation	$12,189	$23,889	$43,376	$85,768
Basic earnings per share	$0.11	$0.22	$0.40	$0.81
Weighted average shares of common stock outstanding - basic	106,016,542	107,851,415	107,199,318	106,140,789
Diluted earnings per share	$0.11	$0.22	$0.40	$0.78
Weighted average shares of common stock outstanding - diluted	125,036,696	126,779,819	126,201,036	125,000,872
Distributions declared and paid per share	$0.32	$0.34	$0.96	$1.04

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is focused on providing direct lending solutions to U.S. upper middle market companies backed by top private equity sponsors. Our investment objective is to generate current income and capital appreciation through the sourcing and origination of senior secured loans and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with approximately $60 billion of assets under management.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital ("NMC") is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with approximately $60 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountaincapital.com.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”, which relate to our future operations, future performance or our financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including changes in base interest rates and significant volatility on our business, portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. New Mountain Finance Corporation undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.
CONTACT
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505